--------------------------------------------------------------------------------
    PURSUANT TO THE PROSPECTUS DATED           , 1998: THE EXCHANGE OFFER WILL
EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           , 1998, UNLESS EXTENDED
   (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                           FALCON HOLDING GROUP, L.P.

                           FALCON FUNDING CORPORATION

                             LETTER OF TRANSMITTAL

                   8.375% SERIES A SENIOR DEBENTURES DUE 2010

              9.285% SERIES A SENIOR DISCOUNT DEBENTURES DUE 2010

             To: U.S. Trust Company of New York, the Exchange Agent

BY REGISTERED OR CERTIFIED      BY OVERNIGHT COURIER:
MAIL:                           U.S. Trust Company of New York
U.S. Trust Company of New York  770 Broadway
P.O. Box 844                    New York, New York 10003
Cooper Station                  Attn: Corporate Trust, 13th
New York, New York 10276-0844   Floor

BY HAND:                        BY FACSIMILE:
U.S. Trust Company of New York  (212) 780-0592
111 Broadway, Lower Level
Corporation Trust Window        Confirm by telephone:
New York, New York 10006        (800) 548-6565

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA A FACSIMILE NUMBER OTHER THAN THE ONE
     LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS
                                  ACCOMPANYING
           THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE
                    THIS LETTER OF TRANSMITTAL IS COMPLETED.

    The undersigned acknowledges receipt of the Prospectus, dated June   , 1998
(the "Prospectus") of Falcon Holding Group, L.P. and Falcon Funding Corporation (collectively, the "Issuers") and this related Letter of Transmittal (the "Letter of Transmittal"), which together describe the Issuers' offer (the "Exchange Offer") to exchange (i) $1,000 original principal amount of 8.375% Series B Senior Debentures due 2010 of the Issuers (the "Senior Exchange Debentures") for each $1,000 original principal amount of the Issuers' issued and outstanding 8.375% Series A Senior Debentures due 2010 (the "Old Senior Debentures"), and (ii) $1,000 original principal amount at maturity of 9.285% Series B Senior Discount Debentures due 2010 of the Issuers (the "Senior Discount Exchange Debentures," and collectively with the Senior Exchange Debentures, the "Exchange Debentures") for each $1,000 original principal amount at maturity of the Issuers' issued and outstanding 9.285% Series A Senior Discount Debentures due 2010 (the "Old Senior Discount Debentures," and collectively with the Old Senior Debentures, the "Old Debentures"). As of the date of the Prospectus, $375,000,000 aggregate original principal amount of the Old Senior Debentures are outstanding, and $435,250,000 aggregate original principal amount at maturity of the Old Senior Discount Debentures are outstanding. The term "Expiration Date" shall mean 5:00 p.m., New York City
time, on           , 1998, unless the Issuers, in their sole discretion, extend the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Old Debentures are registered on the books of the Issuers or any other person who has obtained a properly completed bond power from the registered Holder or (ii) whose Old Debentures are held of record by The Depository Trust Company ("DTC") and who desires to deliver such Old Debentures by book entry transfer at DTC. Capitalized terms used but not defined herein have the respective meanings set forth in the Prospectus.

    This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Debentures are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Debentures is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Debentures (such participants, acting on behalf of Holders, are referred to herein as "Acting Holders"); or
(iii) tender of Old Debentures is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed

Delivery Procedures." See Instruction 2 below. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Debentures must complete this Letter of Transmittal in its entirety.

/ /  CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY DTC TO THE
    EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________

    DTC Book-Entry Account No.: ________________________________________________

    Transaction Code No.: ______________________________________________________

/ /  CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 2):

    Name of Registered or Acting Holder(s): ____________________________________

    Window Ticket No. (if any): ________________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Eligible Institution that Guaranteed Delivery: _____________________

    If Delivered by Book-Entry Transfer, DTC Book-Entry Account No.: ___________

    Transaction Code Number: ___________________________________________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     PLEASE NOTE: THE ISSUERS HAVE AGREED THAT, FOR A PERIOD OF 180 DAYS AFTER THE EXPIRATION DATE, THEY WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE DEBENTURES (PROVIDED THAT THE ISSUERS RECEIVE NOTICE FROM ANY PARTICIPATING BROKER-DEALER OF ITS STATUS AS A BROKER-DEALER).

     Name: _____________________________________________________________________

     Address: __________________________________________________________________

     ___________________________________________________________________________

     Attention: ________________________________________________________________

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX BELOW

    List below the Old Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and, with respect to the Old Senior Debentures, the principal amount and, with respect to the Old Senior Discount Debentures, the principal amount at maturity should be listed on a separate signed schedule affixed hereto.

                                     Box 1

----------------------------------------------------------------------------------------------------
                      DESCRIPTION OF 8.375% SERIES A SENIOR DEBENTURES DUE 2010
----------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT
                NAME(S) AND                                          AGGREGATE      TENDERED (MUST BE
               ADDRESS(ES) OF                                    PRINCIPAL AMOUNT      IN INTEGRAL
            REGISTERED HOLDER(S)                 CERTIFICATE      REPRESENTED BY       MULTIPLE OF
         (PLEASE FILL IN, IF BLANK)              NUMBER(S)**      CERTIFICATE(S)        $1,000)*
-----------------------------------------------------------------------------------------------------

                                              -------------------------------------------------------

                                              -------------------------------------------------------

                                              -------------------------------------------------------

                                              -------------------------------------------------------

                                                    TOTAL

                                     Box 2

----------------------------------------------------------------------------------------------------
                 DESCRIPTION OF 9.285% SERIES A SENIOR DISCOUNT DEBENTURES DUE 2010
----------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT
                                                                     AGGREGATE             AT
                                                                     PRINCIPAL      MATURITY TENDERED
                NAME(S) AND                                          AMOUNT AT         (MUST BE IN
               ADDRESS(ES)OF                                         MATURITY           INTEGRAL
            REGISTERED HOLDER(S)                 CERTIFICATE      REPRESENTED BY       MULTIPLE OF
         (PLEASE FILL IN, IF BLANK)              NUMBER(S)**      CERTIFICATE(S)        $1,000)*
-----------------------------------------------------------------------------------------------------

                                              -------------------------------------------------------

                                              -------------------------------------------------------

                                              -------------------------------------------------------

                                              -------------------------------------------------------

                                                    TOTAL

--------------------------------------------------------------------------------
* Need not be completed by Holders who wish to tender with respect to all Old Debentures listed. See Instruction 4.
   **  Need not be completed by Holders tendering by book-entry transfer.

                                     Box 3
------------------------------------------------

                       SPECIAL REGISTRATION INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

      To be completed ONLY if certificates for Old Debentures not tendered, or Exchange Debentures issued in exchange for Old Debentures accepted for exchange, are to be issued in a name other than the name appearing in Box 1 or 2 above.

  Issue certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

   ------------------------------------------------------------------

                                     Box 4
  ----------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 4, 5 AND 6)

       To be completed ONLY if certificates for Old Debentures not tendered, or Exchange Debentures issued in exchange for Old Debentures accepted for exchange, are to be sent to an address other than the address appearing in Box 1 or 2 above, or if Box 3 is filled in, to an address other than the address appearing in Box 3.

   Deliver certificate(s) to:

   Name ______________________________________________________________________
                                 (PLEASE PRINT)

   Address ___________________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________
                               (INCLUDE ZIP CODE)

    _________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
    ------------------------------------------------------------

                                      Box 5
   ---------------------------------------------------------------------------
                               BROKER-DEALER STATUS
   / / Check this box if the beneficial owner of the Old Debentures is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Old Debentures for its own account as a result of market-making activities or other trading activities.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Falcon Holding Group, L.P. and Falcon Funding Corporation (collectively, the "Issuers") the principal amount of the Old Senior Debentures and principal amount at maturity of the Old Senior Exchange Debentures indicated above.

    Subject to and effective upon the acceptance for exchange of the Old Debentures tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to the Old Debentures tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuers) with respect to the tendered Old Debentures with the full power of substitution to (i) present such Old Debentures and all evidences of transfer and authenticity to, or transfer ownership of, such Old Debentures on the account books maintained by DTC to, or upon, the order of, the Issuers, (ii) deliver certificates for such Old Debentures to the Issuers and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers and (iii) present such Old Debentures for transfer on the books of the Issuers and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Debentures, all in accordance with the terms of the Exchange Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Debentures tendered hereby and that the Issuers will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Issuers. The undersigned hereby further represents that (i) the Exchange Debentures are to be acquired by the Holder or the person receiving such Exchange Debentures, whether or not such person is the Holder, in the ordinary course of business, (ii) the Holder or any such other person is not engaging and does not intend to engage in the distribution of the Exchange Debentures, (iii) the Holder or any such other person has no arrangement or understanding with any person to participate in the distribution of the Exchange Debentures, and (iv) neither the Holder nor any such other person is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act. As indicated above, each Participating Broker-Dealer that receives an Exchange Debenture for its own account in exchange for Old Debentures must acknowledge that it (i) acquired the Old Debentures for its own account as a result of market-making activities or other trading activities, (ii) has not entered into any arrangement or understanding with the Issuers or any "affiliate" of the Issuers (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Debentures to be received in the Exchange Offer and (iii) will deliver a Prospectus in connection with any resale of such Exchange Debentures; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If applicable, the undersigned shall use its reasonable best efforts to notify the Issuers when it is no longer subject to such Prospectus delivery requirements. Unless otherwise notified in accordance with the instructions set forth herein in Box 5 under "Broker-Dealer Status," the Issuers will assume that the undersigned is not a Participating Broker-Dealer. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of Exchange Debentures.

    For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly tendered Old Debentures when, as and if the Issuers have given oral or written notice thereof to the Exchange Agent.

    If any Old Debentures tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Debentures will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 4 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

    The undersigned understands that tenders of Old Debentures pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

    Unless otherwise indicated in Box 3 under "Special Registration Instructions," please issue the certificates representing the Exchange Debentures issued in exchange for the Old Debentures accepted for exchange and any certificates for Old Debentures not tendered or not exchanged, in the name(s) of the registered Holder of the Old Debentures appearing in Box 1 or 2 above (or in such event in the case of Old Debentures tendered by DTC, by credit to the account of DTC). Similarly, unless otherwise indicated in Box 4 under "Special Delivery Instructions," please send the certificates, if any, representing the Exchange Debentures issued in exchange for the Old Debentures accepted for exchange and any certificates for Old Debentures not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s), unless tender is being made through DTC. In the event that the box entitled "Special Registration Instructions" and the box entitled "Special Delivery Instructions" both are completed, please issue the certificates representing the Exchange Debentures issued in exchange for the Old Debentures accepted for exchange in the name(s) of, and return any certificates for Old Debentures not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Issuers have no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old Debentures from the name of the registered Holder(s) thereof if the Issuers do not accept for exchange any of the Old Debentures so tendered.

    Holders who wish to tender their Old Debentures and (i) whose Old Debentures are not immediately available, (ii) who cannot deliver the Old Debentures, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or (iii) who cannot complete the procedures for book-entry transfer prior to the Exchange Date, may tender their Old Debentures according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

    The lines below must be signed by the registered Holder(s) exactly as their name(s) appear(s) on the Old Debentures or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Debentures, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Debentures to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal.

                        PLEASE SIGN HERE WHETHER OR NOT
              OLD DEBENTURES ARE BEING PHYSICALLY TENDERED HEREBY

--------------------------------------------------------------------------------

  x
--------------------------------------------------------------------------------
--------------
                                                                DATE

  x
--------------------------------------------------------------------------------
--------------
                           SIGNATURE(S) OF REGISTERED HOLDER(S)  DATE
                                       OR AUTHORIZED SIGNATORY

  Area Code and Telephone Number:
  -------------------------

      If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) submit evidence satisfactory to the Issuers of such person's authority so to act. See Instruction 5.

  Name(s):
  ----------------------------------------------------------------------------
                                 (PLEASE PRINT)

  Capacity:
  ----------------------------------------------------------------------------

  Address:
  ----------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                         MEDALLION SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

  SIGNATURE(S) GUARANTEED BY AN ELIGIBLE INSTITUTION:

  ----------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

   --------------------------------------------------------------------------
                                    (TITLE)

   --------------------------------------------------------------------------
   (Name of Firm)

   --------------------------------------------------------------------------
                          (ADDRESS, INCLUDE ZIP CODE)

   --------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

  Dated:
  -----------------------, 1998

  ----------------------------------------------------------------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR OLD DEBENTURES OR BOOK-ENTRY CONFIRMATIONS. Certificates representing the tendered Old Debentures (or a confirmation of book-entry transfer of such Old Debentures into the Exchange Agent's account with DTC), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message), a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Old Debentures and all other required documents is at the election and sole risk of the tendering Holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the Holder may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Issuers nor the Exchange Agent is under an obligation to notify any tendering Holder of the Issuers' acceptance of tendered Old Debentures prior to the completion of the Exchange Offer.

    2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Debentures but whose Old Debentures are not immediately available and who cannot deliver their certificates for Old Debentures (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Debentures according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

    (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution");

    (ii) prior to the Expiration Date, the Exchange Agent must have received from the Holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number or numbers of the tendered Old Debentures, the principal amount of tendered Old Senior Debentures and the principal amount at maturity of Old Senior Discount Debentures and stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message), together with the tendered Old Debentures (or a confirmation of book-entry transfer of such Old Debentures into the Exchange Agent's account with DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

    (iii) the certificates representing the tendered Old Debentures in proper form for transfer (or a confirmation of book-entry transfer of such Old Debentures into the Exchange Agent's account with DTC), together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

    Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedure.

    3. TENDER BY HOLDER. Only a Holder or Acting Holder of Old Debentures may tender such Old Debentures in the Exchange Offer. Any beneficial owner of Old Debentures who is not the registered Holder and who wishes to tender should arrange with such Holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Old Debentures, either make appropriate arrangements to register ownership of the Old Debentures in such owner's name or obtain a properly completed bond power from the registered Holder.

    4. PARTIAL TENDERS. Tenders of Old Senior Debentures will be accepted only in integral multiples of $1,000 principal amount, and tenders of Old Senior Discount Debentures will be accepted only in integral multiples of $1,000 principal amount at maturity. If less than the entire principal amount or principal amount at maturity, as the case may be, of Old Debentures is tendered, the tendering Holder should fill in the principal amount tendered in the column labeled "Principal Amount Tendered" of the box entitled "Description of 8.375% Senior Debentures due

2010" (Box 1) above, and principal amount at maturity tendered in the column labeled "Principal Amount at Maturity Tendered" of the box entitled "Description of 9.285% Series A Senior Discount Debentures due 2010" (Box 2) above. The entire principal amount or principal amount at maturity, as the case may be, of Old Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Old Senior Debentures is not tendered, Old Senior Debentures for the principal amount not tendered and Senior Exchange Debentures exchanged for any Old Senior Debentures tendered will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, as soon as practicable following the Expiration Date. If the entire principal amount or at maturity of Old Senior Discount Debentures is not tendered, Old Senior Discount Debentures for the principal amount at maturity not tendered and Senior Discount Exchange Debentures exchanged for any Old Senior Discount Debentures tendered will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, as soon as practicable following the Expiration Date.

    5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURE. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Debentures tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Old Debentures without alteration, enlargement, or any change whatsoever.

    If any of the tendered Old Debentures are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Debentures are held in different names on several Old Debentures, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Old Debentures are held.

    If this Letter of Transmittal is signed by the registered Holder, and Exchange Debentures are to be issued and any untendered or unaccepted Old Debentures are to be reissued or returned to the registered Holder, then the registered Holder need not and should not endorse any tendered Old Debentures nor provide a separate bond power. In any other case, the registered Holder must either properly endorse the Old Debentures tendered or transmit a properly completed separate bond power with this Letter of Transmittal (executed exactly as the name(s) of the registered Holder(s) appear(s) on such Old Debentures), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

    If this Letter of Transmittal or any Old Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

    No medallion signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Old Debentures tendered herewith and the issuance of Exchange Debentures (and any Old Debentures not tendered or not accepted) are to be issued directly to such registered Holder(s) and neither the "Special Registration Instructions" (Box 3) nor the "Special Delivery Instructions" (Box 4) has been completed. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

    6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box, the name and address in which the Exchange Debentures and/or substitute Old Debentures for Old Debentures not tendered or not accepted for exchange are to be sent, if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the indicated and the tendering Holders should complete the applicable box.

    If no such instructions are given, the Exchange Debentures (and any Old Debentures not tendered or not accepted) will be issued in the name of and sent to the registered Holder of the Old Debentures.

    7. TRANSFER TAXES. The Issuers will pay all transfer taxes, if any, applicable to the sale and transfer of Old Debentures to the Issuers or their order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Old Debentures to the Issuers or their order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption from such taxes is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

    Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Debentures listed in this Letter of Transmittal.

    8. TAX IDENTIFICATION NUMBER. Under the federal income tax laws, payments that may be made by the Issuers on account of Exchange Debentures issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering Holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that
(i) the Holder has not been notified by the Internal Revenue Service (the "IRS") that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Issuers (or the Exchange Agent with respect to the Exchange Debentures or a broker or custodian) may still withhold 31% of the amount of any payments made on account of the Exchange Debentures until the Holder furnishes the Issuers or the Exchange Agent with respect to the Exchange Debentures, broker or custodian with its TIN. In general, if a Holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Issuers are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent.

    Failure to complete the Substitute Form W-9 will not, by itself, cause Old Debentures to be deemed invalidly tendered, but may require the Issuers or the Exchange Agent with respect to the Exchange Debentures, broker or custodian to withhold 31% of the amount of any payments made on account of the Exchange Debentures. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Old Debentures will be determined by the Issuers, in their sole discretion, which determination will be final and binding. The Issuers reserve the right to reject any and all Old Debentures not validly tendered or any Old Debentures, the Issuers' acceptance of which would, in the opinion of the Issuers or their counsel, be unlawful. The Issuers also reserve the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Debentures as to any ineligibility of any Holder who seeks to tender Old Debentures in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuers shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Debentures must be cured within such time as the Issuers shall determine. The Issuers will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Debentures, but shall not incur any liability for failure to give such notification.

    10. WAIVER OF CONDITIONS. The Issuers reserve the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any tendered Old Debentures.

    11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old Debentures will be accepted.

    12. MUTILATED, LOST, STOLEN, OR DESTROYED OLD DEBENTURES. Any tendering Holder whose Old Debentures have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

    13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address set forth on the first page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

    14. ACCEPTANCE OF TENDERED OLD DEBENTURES AND ISSUANCE OF EXCHANGE DEBENTURES; RETURN OF OLD DEBENTURES. Subject to the terms and conditions of the Exchange Offer, the Issuers will accept for exchange all validly tendered Old Debentures as soon as practicable after the Expiration Date and will issue Exchange Debentures therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted tendered Old Debentures when, as and if the Issuers have given written and oral notice thereof to the Exchange Agent. If any tendered Old Debentures are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Debentures will be returned, without expense, to the undersigned at the address shown above or at a different address as may be indicated under "Special Delivery Instructions" (Box 4).

    15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

                         (DO NOT WRITE IN SPACE BELOW)

-------------------------------------------------------------------------------------------------
          CERTIFICATE                    OLD DEBENTURES                   OLD DEBENTURES
          SURRENDERED                       TENDERED                         ACCEPTED
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

Delivery Prepared By:
---------------------                                                Checked By:
---------------------                                                      Date:
--------------

                                 PAYERS' NAMES:
                           FALCON HOLDING GROUP, L.P.
                           FALCON FUNDING CORPORATION

--------------------------------------------------------------------------------------------------
       SUBSTITUTE         Name (if joint names, list first and circle the name of the person or
        FORM W-9          entity whose number you enter in Part 1 below. See instructions if your name has changed.)

                          ------------------------------------------------------------------------
     Department of        Address
      the Treasury
                          ------------------------------------------------------------------------
Internal Revenue Service  City, State and ZIP Code

                          ------------------------------------------------------------------------
                          PART 1 - PLEASE PROVIDE YOUR TAXPAYER               Social Security
                          IDENTIFICATION NUMBER ("TIN") IN THE BOX AT RIGHT   Number or TIN
                          AND CERTIFY BY SIGNING AND DATING BELOW

                          ------------------------------------------------------------------------
                          PART 2 - Check the box if you are NOT subject to backup withholding under the provisions of section 3408(a)(1)(C) of the Internal Revenue
                          Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.
                          / /

-------------------------------------------------------------------------------------------------

                          CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I        PART 3 -
                          CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS   AWAITING
                          TRUE, CORRECT AND COMPLETE.                             TIN
                          Signature: ----------------------      Date: ---------  / /
-------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a Taxpayer Identification Number.

--------------------------------------------------------------------------   ------------------------
                                 Signature                                             Date